UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 25, 2012

WASTE CONNECTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterway Plaza Two

10001 Woodloch Forest Drive, Suite 400

The Woodlands, TX 77380

(Address of Principal Executive Offices) (Zip Code)

(832) 442-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K we filed with the United States Securities and Exchange Commission on October 31, 2012 related to our acquisition of the business of R360 Environmental Solutions, Inc. (“R360”) from R360 Environmental Solutions, Inc., R360 Operating Partners, LP, Oilfields LP Holdings, LLC, Oilfields GP Holdings, LLC, New CRI, Inc., New R&G, Inc., New Hitchcock, Inc. and Paine & Partners Capital Fund III AIV II B, L.P (“the sellers”). This amendment includes (1) the historical audited financial statements of R360 as of December 31, 2011 and 2010 and for the year ended December 31, 2011 and the period from May 5, 2010 (Date of Inception) through December 31, 2010; (2) unaudited financial statements of R360 as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011; (3) the historical audited financial statements of Oilfields Holdings, Inc. (“OHI”), the predecessor to R360, as of July 16, 2010 and December 31, 2009 and for the period from January 1, 2010 through July 16, 2010 and the year ended December 31, 2009; and (4) the unaudited pro forma financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011, as required to be filed pursuant to Items 2.01, 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements for R360 as of December 31, 2011 and 2010 and for the year ended December 31, 2011 and the period from May 5, 2010 (Date of Inception) through December 31, 2010, and unaudited financial statements for R360 as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011, included as Exhibit 99.1.

Audited financial statements of OHI as of July 16, 2010 and December 31, 2009 and for the period from January 1, 2010 through July 16, 2010 and the year ended December 31, 2009, included as Exhibit 99.2.

(b) Pro forma financial information.

Unaudited pro forma financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011, included as Exhibit 99.3.

(d) Exhibits

Exhibit Number	Description of the Exhibit

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited financial statements for R360 as of December 31, 2011 and 2010 and for the year ended December 31, 2011 and the period from May 5, 2010 (Date of Inception) through December 31, 2010, and unaudited financial statements for R360 as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2	Audited financial statements of Oilfields Holdings, Inc. as of July 16, 2010 and December 31, 2009 and for the period from January 1, 2010 through July 16, 2010 and the year ended December 31, 2009.

Exhibit 99.3	Unaudited pro forma financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2013

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Name:	Worthing F. Jackman
Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited financial statements for R360 as of December 31, 2011 and 2010 and for the year ended December 31, 2011 and the period from May 5, 2010 (Date of Inception) through December 31, 2010, and unaudited financial statements for R360 as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2	Audited financial statements of Oilfields Holdings, Inc. as of July 16, 2010 and December 31, 2009 and for the period from January 1, 2010 through July 16, 2010 and the year ended December 31, 2009.

Exhibit 99.3	Unaudited pro forma financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.